UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2006

                                Able Energy, Inc.
                 (Exact name of registrant specified in charter)

        Delaware                     001-15035                   22-3520840
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)

                     198 Green Pond Road, Rockaway, NJ 07866
               (Address of principal executive offices) (Zip Code)

                                 (973) 625-1012
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On August 8, 2006, Able Energy, Inc. (the "Company") entered into a financing transaction described by a Securities Purchase Agreement whereby the Company agreed to issue $2,000,000 of convertible debentures to certain investors (collectively, the "Purchasers"). Such debentures are convertible into shares of the Company's common stock at $6.00 per share. The debentures bear an interest rate at the greater of either LIBOR plus 6% or 12.5%. The Purchasers also collectively received five-year warrants to purchase additional shares of the Company's common stock at $4.00 per share. The Company has agreed to file a registration statement within forty-five (45) days covering the resale of the shares of common stock underlying the debentures and warrants issued to the Purchasers. In addition, the Purchasers may elect to participate in up to 50% of any subsequent financing of the Company by providing written notice of intention to the Company.

      The obligations of the Company in this financing transaction are secured by a first mortgage on certain property owned by the Company in Warrensburg, New York, a pledge of certain rights the Company has in securities of CCI Group, Inc., guarantees by the Company's subsidiaries and liens on certain other property.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   The following exhibits are furnished with this report:

Exhibit No.                 Description

4.1        Form of Variable Rate Secured Debenture

4.2 Registration Rights Agreement, dated as of August 8, 2006, by and among the Company and the Purchasers

4.3        Form of Common Stock Purchase Warrant

10.1 Securities Purchase Agreement, dated as of August 8, 2006, by and among the Company and the Purchasers

10.2 Security Agreement, dated as of August 8, 2006, by and among the Company, the Company's subsidiaries and the Purchasers


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of August, 2006.


                                    ABLE ENERGY, INC.


                                    By:      /s/ Gregory D. Frost
                                            ----------------------------
                                    Name:  Gregory D. Frost
                                    Title: Chief Executive Officer